UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 3, 2006

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UNITY WIRELESS CORPORATION

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(Exact Name of Registrant as Specified in Charter)

Delaware	0-30620	91-1940650
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7438 Fraser Park Drive, Burnaby, BC Canada  V5J 5B9

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(Address of Principal Executive Offices) (Zip Code)

(800) 337-6642

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Registrant's telephone number, including area code

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01.   Entry into a Material Definitive Agreement

The information set forth in Item 2.03 is incorporated herein by reference.

Item 2.01.  Completion of Acquisition or Disposition of Assets

On July 3, 2006, Unity Wireless Corporation (the “Company”) completed the merger by and among the Company, Unity Wireless Acquisition Corp., a Delaware corporation that is wholly owned by the Company, and Celerica, Inc., a Delaware corporation (“Celerica”), pursuant to the terms of a merger agreement entered into by and among the parties effective May 23, 2006 (“Merger Agreement”).

The purchase price consisted of 20,000 shares of Series A Convertible Non Redeemable Preferred Shares (“Series A Preferred Stock”). Each share of the Series A Preferred Stock will automatically convert into 1,000 shares of Common Stock upon the effectiveness of a certificate of amendment to the Certificate of Incorporation duly filed with the Secretary of State of Delaware that increases the authorized number of shares of Common Stock (“Amendment”). The Company agreed that the Amendment will be effected no later than November 15, 2006. The Series A Preferred Stock has a preference on liquidation of $0.16 per share on an as converted basis, and is otherwise substantially equivalent to the common stock.

The Agreement contemplates that the Company will guaranty the repayment of a $250,000 Shareholder Loan to Celerica, Inc. at the closing.

The foregoing description is qualified in its entirety by reference to the Merger Agreement and the related documents, copies of which are attached hereto in the list of exhibits below and are incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The Agreement contemplates that the Company will guaranty the repayment of a $250,000 Shareholder Loan to Celerica, Inc. at the closing.

The foregoing description is qualified in its entirety by reference to the agreements and instruments, copies of which are attached hereto in the list of exhibits below and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(a)  Financial Statements of the Business Acquired

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K.

(b)  Pro Forma Financial Information

The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K.

(d)  Exhibits

Exhibit	Description
2.1

Merger Agreement dated May 15, 2006 by and among Unity Wireless Corporation, Unity Wireless Acquisition Corp. and Celerica, Inc. (“Merger Agreement”), incorporated by reference to the company's Form 8-K filed with the Securities and Exchange Commission on May 30, 2006

2.2

Letter Agreement dated May 15, 2006 by certain shareholders of Celerica in favor of Unity Wireless Corporation., incorporated by reference to the company's Form 8-K filed with the Securities and Exchange Commission on May 30, 2006

99.1	Press Release dated July 6, 2006 by Unity Wireless Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITY WIRLESS CORPORATION

Registrant

Date:  July 10, 2006

By: /s/ Ilan Kenig

ILAN KENIG

Chief Executive Officer and Principal Executive Officer